                               IRREVOCABLE PROXY

          The undersigned stockholder of HighwayMaster Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent provided by law) appoints Southwestern Bell Wireless Holdings, Inc., a Delaware corporation ("SBW"), or its nominee, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the 1,805,727 shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company owned beneficially or of record by the undersigned (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, to exercise the voting and other rights specified below in accordance with the provisions and subject to the limitations set forth herein. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof as to matters covered hereby are hereby revoked and no subsequent proxies will be given as to the matters covered hereby. This proxy is irrevocable (to the fullest extent provided by law), coupled with an interest, and is granted in connection with the Amended and Restated Stockholders' Agreement, dated the date hereof, among the Company and the stockholders party thereto, including the undersigned stockholder (the "Stockholders' Agreement"), and is granted in consideration of SBW entering into the Purchase Agreement, dated the date hereof (the "Purchase Agreement"), between the Company and SBW.

          The attorney and proxy named above will be empowered to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of approval of the adoption of the Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment"), (ii) in favor or the approval of the issuance by the Company to SBW of shares of Common Stock upon the exercise of the Warrants to purchase an aggregate of up to 5,000,000 shares of Common Stock evidenced by the Warrant Certificate, dated the date hereof, executed by the Company in favor of SBW and (iii) against any action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely to impede, interfere with, delay or postpone the transactions referred to in clause (i) or
(ii) above.

          The attorney and proxy named above may only exercise this proxy to vote the Shares subject hereto at any annual, special or adjourned meeting of the stockholders of the Company, and in any written consent in lieu of such meeting, with respect to the matters specified in clauses (i), (ii) and (iii) of the immediately preceding paragraph, and may not exercise this proxy in respect of any other matter. The undersigned stockholder may vote the Shares (or grant one or more proxies to vote the Shares) on all other matters.

          Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          The undersigned stockholder shall perform such further acts and execute such further documents as may reasonably be required to vest in SBW the power to vote the Shares in accordance with the provisions and subject to the limitations set forth herein and to otherwise carry out the provisions of this proxy.

          This power of attorney and proxy shall terminate upon the earlier of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware and the termination of the Purchase Agreement pursuant to
Section 2 thereof.

Dated:  September 30, 1996      STOCKHOLDER:

                                CARLYLE-HIGHWAYMASTER INVESTORS, L.P.
                                By:     TC Group, L.L.C.
                                        Its General Partner

                                By:
                                   ----------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                               IRREVOCABLE PROXY

          The undersigned stockholder of HighwayMaster Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent provided by law) appoints Southwestern Bell Wireless Holdings, Inc., a Delaware corporation ("SBW"), or its nominee, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the 170,071 shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company owned beneficially or of record by the undersigned (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, to exercise the voting and other rights specified below in accordance with the provisions and subject to the limitations set forth herein. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof as to matters covered hereby are hereby revoked and no subsequent proxies will be given as to the matters covered hereby. This proxy is irrevocable (to the fullest extent provided by law), coupled with an interest, and is granted in connection with the Amended and Restated Stockholders' Agreement, dated the date hereof, among the Company and the stockholders party thereto, including the undersigned stockholder (the "Stockholders' Agreement"), and is granted in consideration of SBW entering into the Purchase Agreement, dated the date hereof (the "Purchase Agreement"), between the Company and SBW.

          The attorney and proxy named above will be empowered to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of approval of the adoption of the Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment"), (ii) in favor or the approval of the issuance by the Company to SBW of shares of Common Stock upon the exercise of the Warrants to purchase an aggregate of up to 5,000,000 shares of Common Stock evidenced by the Warrant Certificate, dated the date hereof, executed by the Company in favor of SBW and (iii) against any action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely to impede, interfere with, delay or postpone the transactions referred to in clause (i) or
(ii) above.

          The attorney and proxy named above may only exercise this proxy to vote the Shares subject hereto at any annual, special or adjourned meeting of the stockholders of the Company, and in any written consent in lieu of such meeting, with respect to the matters specified in clauses (i), (ii) and (iii) of the immediately preceding paragraph, and may not exercise this proxy in respect of any other matter. The undersigned stockholder may vote the Shares (or grant one or more proxies to vote the Shares) on all other matters.

          Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          The undersigned stockholder shall perform such further acts and execute such further documents as may reasonably be required to vest in SBW the power to vote the Shares in accordance with the provisions and subject to the limitations set forth herein and to otherwise carry out the provisions of this proxy.

          This power of attorney and proxy shall terminate upon the earlier of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware and the termination of the Purchase Agreement pursuant to
Section 2 thereof.

Dated:  September 30, 1996      STOCKHOLDER:

                                CARLYLE-HIGHWAYMASTER INVESTORS II, L.P.
                                By:     TC Group, L.L.C.
                                        Its General Partner

                                By:
                                   ----------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                               IRREVOCABLE PROXY

          The undersigned stockholder of HighwayMaster Communications, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the fullest extent provided by law) appoints Southwestern Bell Wireless Holdings, Inc., a Delaware corporation ("SBW"), or its nominee, the attorney and proxy of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the 291,315 shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company owned beneficially or of record by the undersigned (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof, to exercise the voting and other rights specified below in accordance with the provisions and subject to the limitations set forth herein. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof as to matters covered hereby are hereby revoked and no subsequent proxies will be given as to the matters covered hereby. This proxy is irrevocable (to the fullest extent provided by law), coupled with an interest, and is granted in connection with the Amended and Restated Stockholders' Agreement, dated the date hereof, among the Company and the stockholders party thereto, including the undersigned stockholder (the "Stockholders' Agreement"), and is granted in consideration of SBW entering into the Purchase Agreement, dated the date hereof (the "Purchase Agreement"), between the Company and SBW.

          The attorney and proxy named above will be empowered to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of approval of the adoption of the Certificate of Amendment attached hereto as Exhibit A (the "Certificate of Amendment"), (ii) in favor or the approval of the issuance by the Company to SBW of shares of Common Stock upon the exercise of the Warrants to purchase an aggregate of up to 5,000,000 shares of Common Stock evidenced by the Warrant Certificate, dated the date hereof, executed by the Company in favor of SBW and (iii) against any action or agreement that, directly or indirectly, is inconsistent with or that is reasonably likely to impede, interfere with, delay or postpone the transactions referred to in clause (i) or
(ii) above.

          The attorney and proxy named above may only exercise this proxy to vote the Shares subject hereto at any annual, special or adjourned meeting of the stockholders of the Company, and in any written consent in lieu of such meeting, with respect to the matters specified in clauses (i), (ii) and (iii) of the immediately preceding paragraph, and may not exercise this proxy in respect of any other matter. The undersigned stockholder may vote the Shares (or grant one or more proxies to vote the Shares) on all other matters.

          Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

          The undersigned stockholder shall perform such further acts and execute such further documents as may reasonably be required to vest in SBW the power to vote the Shares in accordance with the provisions and subject to the limitations set forth herein and to otherwise carry out the provisions of this proxy.

          This power of attorney and proxy shall terminate upon the earlier of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware and the termination of the Purchase Agreement pursuant to
Section 2 thereof.

Dated:  September 30, 1996      STOCKHOLDER:

                                TC Group, L.L.C.

                                By:
                                   ----------------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         --------------------------------